SECOND AMENDMENT TO EA SERIES TRUST
ETF DISTRIBUTION AGREEMENT
July 17, 2026
This SECOND AMENDMENT (“Amendment”) to the ETF Distribution Agreement dated May 1, 2026 (the “Agreement”), by and between EA Series Trust, a Delaware statutory trust (the “Trust”), and PINE Distributors, LLC, a Delaware limited liability company (the “Distributor”), is entered into as of the date first written above (the “Effective Date”).
WHEREAS, The Trust and the Distributor (collectively the “Parties”) desire to amend Exhibit A of the Agreement to reflect an updated list of funds; and
WHEREAS, Section 8(b) of the Agreement requires that amendments to the Agreement be made in writing and executed by all parties.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Exhibit A of the Agreement is hereby deleted and replaced in its entirety with Exhibit A attached hereto.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

PINE Distributors, LLC                EA Series Trust

By: /s/ Mark Fairbanks             By: /s/ Michael D. Barolsky
Name: Mark Fairbanks                    Name: Michael D. Barolsky
Title: President                        Title: Secretary & Vice President

ETF DISTRIBUTION AGREEMENT
EXHIBIT A
July 17, 2026

Fund	Ticker	Date Added
3A All World Equity ETF	AAWE	July 17, 2026
Alpha Architect International Quantitative Momentum ETF	IMOM	June 30, 2026
Alpha Architect International Quantitative Value ETF	IVAL	June 30, 2026
Alpha Architect U.S. Quantitative Momentum ETF	QMOM	June 30, 2026
Alpha Architect U.S. Quantitative Value ETF	QVAL	June 30, 2026
Alpha Architect Global Factor Equity ETF	AAVM	June 30, 2026
Alpha Architect Global Equity ETF	AAGL	June 30, 2026
Alpha Architect High Inflation and Deflation ETF	HIDE	June 30, 2026
Alpha Architect US Equity ETF	AAUS	June 30, 2026
Alpha Architect US Equity 2 ETF	AAEQ	June 30, 2026
Alpha Architect US Equity 3 ETF	AAUA	June 30, 2026
Alpha Architect US Equity 4 ETF	AAUB	June 30, 2026
Alpha Architect US Equity 5 ETF	AAUD	June 30, 2026
Alpha Architect US Equity 6 ETF	AAUE	June 30, 2026
Alpha Architect US Equity Growth ETF	AAGW	June 30, 2026
Alpha Architect 1-3 Month Box ETF	BOXX	June 30, 2026
Alpha Architect Tail Risk ETF	CAOS	June 30, 2026
Alpha Architect 1-3 Year Box ETF	BOXS	June 30, 2026
Alpha Architect Intermediate-Term Treasury Bond ETF	BOXI	June 30, 2026
Alpha Architect Long-Term Treasury Bond ETF	BOXL	June 30, 2026
Alpha Architect Inflation-Protected Securities ETF	BOXP	June 30, 2026
Alpha Architect Real Estate ETF	BOXR	June 30, 2026
Alpha Architect Aggregate Bond ETF	BOXA	June 30, 2026
Arin Tactical Tail Risk ETF	ATTR	June 30, 2026
Alpha Blue Capital US Small-Mid Cap Dynamic ETF	ABCS	June 30, 2026
Altrius Global Dividend ETF	DIVD	June 30, 2026
Amplius Aggressive Asset Allocation ETF	AAAA	June 30, 2026
AOT Growth and Innovation ETF	AOTG	June 30, 2026
AOT Software Platform ETF	AOTS	June 30, 2026
Argent Large Cap ETF	ABIG	June 30, 2026
Argent Focused Small Cap ETF	ALIL	June 30, 2026
Argent Mid Cap ETF	AMID	June 30, 2026
ARS Focused Opportunities Strategy ETF	AFOS	June 30, 2026
ARS Core Equity Portfolio ETF	ACEP	June 30, 2026
EA Astoria Beacon Dynamic Core US Fixed Income ETF	AGGA	June 30, 2026
Astoria US Quality Growth Kings ETF	GQQQ	June 30, 2026
Astoria US Equal Weight Quality Kings ETF	ROE	June 30, 2026
Astoria International Quality Growth Kings ETF	IROE	June 30, 2026
Avory Foundational ETF	AVRY	June 30, 2026
Avos Global Equities ETF	AVOS	June 30, 2026
Bastion Energy ETF	BESF	June 30, 2026
Brickworks Core US Equity ETF	BWCE	July 17, 2026
Brickworks Extended Market ETF	BWEM	July 17, 2026
Bridges Capital Tactical ETF	BDGS	June 30, 2026
Exhibit A-1

EA Bridgeway Blue Chip ETF	BBLU	June 30, 2026
EA Bridgeway Omni Small-Cap Value ETF	BSVO	June 30, 2026
EA Bridgeway Aggressive Investors ETF	BAGX	June 30, 2026
EA Bridgeway Select Small-Cap Value ETF	BRSV	June 30, 2026
EA Bridgeway Ultra-Small Company Market ETF	BUSM	June 30, 2026
BWM Quality Growth ETF	BWQG	June 30, 2026
Castellan Targeted Equity ETF	CTEF	June 30, 2026
Castellan Targeted Income ETF	CTIF	June 30, 2026
CG Flagship Equity ETF	CGFS	June 30, 2026
City Different Investments Global Equity ETF	CDIG	June 30, 2026
City Different Investments SMID Cap Core Equity ETF	CDSM	June 30, 2026
Cloverpoint Core Alpha US ETF	CAUS	June 30, 2026
Cloverpoint Core Alpha Global ETF	CAGB	June 30, 2026
Cloverpoint Core Alpha International ETF	CAIN	June 30, 2026
Cloverpoint Core Alpha Power Evolution ETF	CAPF	June 30, 2026
Coastal Compass 100 ETF	ROPE	June 30, 2026
Concourse Capital Focused Equity ETF	CCFE	June 30, 2026
Dakota Active Equity ETF	DAK	June 30, 2026
DAC 3D Dividend Growth ETF	DVGR	June 30, 2026
Draco Evolution AI ETF	DRAI	June 30, 2026
Euclidean Fundamental Value ETF	ECML	June 30, 2026
Freedom Day Dividend ETF	MBOX	June 30, 2026
Gadsden Dynamic Multi-Asset ETF	GDMA	June 30, 2026
Guru Favorite Stocks ETF	GFGF	June 30, 2026
Honeytree U.S. Equity ETF	BEEZ	June 30, 2026
Humilis US SMID Focused ETF	HISM	June 30, 2026
Humilis US Large Cap Fundamental Value ETF	HISV	June 30, 2026
Humilis US Focused Opportunities ETF	HIS	June 30, 2026
Humilis US Dividend Growth Opportunities ETF	HISD	June 30, 2026
Intelligent Alpha Atlas ETF	GPT	June 30, 2026
Intelligent Omaha ETF	AIWB	June 30, 2026
Intelligent Tech Focus ETF	QQAI	June 30, 2026
Intelligent Small Cap Select ETF	AISM	June 30, 2026
Intelligent Equal Select ETF	ALPA	June 30, 2026
JLens 500 Jewish Advocacy U.S. ETF	TOV	June 30, 2026
Keating Active ETF	KEAT	June 30, 2026
Freedom 100 Emerging Markets ETF	FRDM	June 30, 2026
TBG Dividend Focus ETF	TBG	June 30, 2026
Manzil Russell Halal USA Broad Market ETF	MNZL	June 30, 2026
MarketDesk Focused U.S. Dividend ETF	FDIV	June 30, 2026
MarketDesk Focused U.S. Momentum ETF	FMTM	June 30, 2026
MarketDesk International Momentum ETF	XUSM	July 17, 2026
Matrix Advisors Value ETF	MAVF	June 30, 2026
MC Trio Equity Buffered ETF	TRIO	June 30, 2026
Militia Long/Short Equity ETF	ORR	June 30, 2026
MKAM ETF	MKAM	June 30, 2026
Moonvest ETF	MNVT	June 30, 2026
Morgan Dempsey Large Cap Value ETF	MDLV	June 30, 2026
MRBL Enhanced Equity ETF	EDGE	June 30, 2026
Efficient Market Portfolio Long ETF	EMPL	June 30, 2026
Exhibit A-2

Efficient Market Portfolio Plus ETF	EMPB	June 30, 2026
BufferLABS US Equity Dynamic Buffer ETF	BFLB	June 30, 2026
Optimal Tax Managed Equity ETF	OTAX	June 30, 2026
Discipline Fund ETF	DSCF	June 30, 2026
Defined Duration 5 ETF	DDV	June 30, 2026
Defined Duration 20 ETF	DDXX	June 30, 2026
Qualivian Focus Fund ETF	QFF	June 30, 2026
Research Affiliates Deletions ETF	NIXT	June 30, 2026
RACWI US ETF	RAUS	June 30, 2026
Rainwater Equity ETF	RW	June 30, 2026
Relative Sentiment Tactical Allocation ETF	MOOD	June 30, 2026
Goaltender ETF	GTND	June 30, 2026
Sapient Quality Select ETF	SQS	June 30, 2026
Sarmaya Thematic ETF	LENS	June 30, 2026
Bushido Capital US SMID Cap Equity ETF	RNIN	June 30, 2026
Bushido Capital US Equity ETF	SMRI	June 30, 2026
Sequoia Global Value ETF	SFGV	June 30, 2026
Sequoia Select Equity Income ETF	SFEI	July 17, 2026
Sequoia Select Large Core ETF	SFLC	July 17, 2026
Sequoia Select Large Growth ETF	SFLG	July 17, 2026
Sequoia Select SMID ETF	SFSM	July 17, 2026
Sequoia Select Global Equity ETF	SFGS	July 17, 2026
Significance Capital Enhanced Alpha ETF	SGIV	June 30, 2026
YOKE Core ETF	YOKE	June 30, 2026
Sophus Capital Emerging Market ETF	EMEM	June 30, 2026
Sophus Capital Emerging Market Small Cap ETF	EMSC	June 30, 2026
Sparkline International Intangible Value ETF	DTAN	June 30, 2026
Sparkline US Small Cap Intangible Value ETF	STAN	June 30, 2026
Sparkline Emerging Markets Intangible Value ETF	ETAN	June 30, 2026
Sparkline Intangible Value ETF	ITAN	June 30, 2026
Stance Sustainable Beta ETF	CHGX	June 30, 2026
StockSnips AI-Powered Sentiment US All Cap ETF	NEWZ	June 30, 2026
Strive Enhanced Income Short Maturity ETF	BUXX	June 30, 2026
Strive U.S. Energy ETF	DRLL	June 30, 2026
Strive Natural Resources and Security ETF	FTWO	June 30, 2026
Strive U.S. Semiconductor ETF	SHOC	June 30, 2026
Strive 500 ETF	STRV	June 30, 2026
Strive 1000 Dividend Growth ETF	STXD	June 30, 2026
Strive Emerging Markets Ex-China ETF	STXE	June 30, 2026
Strive 1000 Growth ETF	STXG	June 30, 2026
Strive Small-Cap ETF	STXK	June 30, 2026
Strive Total Return Bond ETF	STXT	June 30, 2026
Strive 1000 Value ETF	STXV	June 30, 2026
Suncoast Select Growth ETF	SEMG	June 30, 2026
Burney U.S. Factor Rotation ETF	BRNY	June 30, 2026
Burney U.S. Equity Select ETF	BRES	June 30, 2026
The Investment House ETF	TIH	June 30, 2026
RockCreek Global Equality ETF	RCGE	June 30, 2026
Towle Value ETF	TCV	June 30, 2026
Variant Perception Cycle Aware US Equity ETF	VPX	June 30, 2026
Exhibit A-3

Warren Street Global Equity ETF	WSGE	June 30, 2026
Warren Street Global Bond ETF	WSGB	June 30, 2026
WHITEWOLF Publicly Listed Private Equity ETF	LBO	June 30, 2026
WHITEWOLF Commercial Real Estate Finance Income ETF	CREF	June 30, 2026

Exhibit A-4